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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated April 17, 1998 in the Registration Statement (Form S-1) and related Prospectus of Natrol, Inc. for the registration of 3,940,000 shares of its common stock.

                                                  /s/ FARBER & HASS LLP

Oxnard, California May 5, 1998